Exhibit 32(e)

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended June 30, 2003, we, the undersigned, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended June 30, 2003, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Mississippi Power Company.

                                             /s/Michael D. Garrett
                                              Michael D. Garrett
                                     President and Chief Executive Officer

                                            /s/Michael W. Southern
                                              Michael W. Southern
                                         Vice President, Treasurer and
                                            Chief Financial Officer

Date:  August 13, 2003